UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 30, 2011

Date of report (Date of earliest event reported)

L & L Energy, Inc.

(Exact name of Registrant as Specified in Charter)

Nevada	000-32505	91-2103949
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

130 Andover Park East, Suite 200, Seattle WA 98188

                                                                                                                                                     (Address of principal executive offices)                      (Zip Code)

(206) 264-8065

Registrant’s telephone number, including area code

                                                                                                                                                                                       Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(a) On June 30, 2011, L & L Energy, Inc. (the “Company”) appointed Ian Robinson, 72, to serve as the Company’s Chief Financial Officer.  Mr. Robinson, a former partner at Ernst & Young, has served on the Board of Directors of the Company and has been the Chairman of the Company’s Audit Committee since December 2008.  After becoming the CFO of the Company, Mr. Robinson will serve as a non-independent member of the Board of Directors of the Company.  Mr. Robinson, holding the CPA designation from the Institute of Chartered Accountants of Australia and the Hong Kong Institute of Certified Public Accountants, has many years of experience in auditing and public reporting and has been serving as a board member of several publicly listed companies (in the U.S.: in addition to L & L Energy, Inc., Revonergy, Inc, and China Medicine Corporation.)  Over the last five years, Mr. Robinson has been the Managing Director of Robinson Management Limited, a consulting company based in Hong Kong.  The details of the compensation package for Mr. Robinson are currently being finalized.

(b) On June 30, 2011, the Board of Directors of the Company elected Dr. Syd S. Peng as a director to the Board, effective immediately.  Dr. Peng has been serving as a Professor of the Department of Mining Engineering at the West Virginia University (“WVU”) since 1979.  Dr. Peng earned his PhD in Mining Engineering from Stanford University.  Dr. Peng will serve as director until the Company’s next annual meeting of stockholders or until his successor is duly elected and qualified.  Dr. Peng will receive a standard compensation package for Board members.

(c) The Bylaws of the Corporation allow up to twelve directors of which the addition of Dr. Peng increases the current number of directors from eight to nine.

(d) Mr. Robinson, as the CFO of the Company, will serve as the Company’s principal financial officer, replacing David Lin, who previously served as the Company’s Acting CFO.  Mr. Robinson will also serve as the Company’s principal accounting officer and work closely with Keith So, CPA, and thus replacing Paul Chang, who previously served as the Company’s Chief Accounting Officer.

ITEM 8.01. Other Events.

On July 1, 2011, the Company issued a press release regarding the appointment of Mr. Ian Robinson as the Chief Financial Officer of the Company.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On July 5, 2011, the Company issued a press release regarding the election of Dr. Syd S. Peng to the Company’s Board of Directors.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1 99.2	Press Release dated July 1, 2011. Press Release dated July 5, 2011.

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L & L ENERGY, INC.
(Registrant)

By:	/s/ Dickson V. Lee
Dickson V. Lee,
Chief Executive Officer

 Date: July 6, 2011